Filed pursuant to Rule 497(a)
Registration File No. 333-290253
Rule 482 ad
Introducing Robinhood Ventures

Robinhood
Sep 15, 2025
Expanding retail access to private markets with Robinhood Ventures Fund I (RVI)
For too long, private markets have been out of reach to everyday investors, but at Robinhood we believe access shouldn’t be limited to a select few. That’s why we are excited to announce today that Robinhood Ventures Fund I (RVI) has filed an initial registration statement on Form N-2 with the Securities and Exchange Commission (SEC) to begin the process to register a public offering of its shares. Managed by Robinhood Ventures DE, LLC, a newly formed wholly-owned subsidiary of Robinhood Markets, Inc. (Robinhood), Robinhood Ventures Fund I (RVI) is a closed-end fund that aims to offer retail investors exposure to companies at the frontiers of their industries, while they are still private.
“For decades, wealthy people and institutions have invested in private companies while retail investors have been unfairly locked out. With Robinhood Ventures, everyday people will be able to invest in opportunities once reserved for the elite,” said Robinhood Chairman and CEO Vlad Tenev.
The number of publicly traded companies in the US has fallen from about 7,000 in the year 2000 to about 4,000 in 2024,* shrinking the number of investable opportunities for retail traders. At the same time, private companies are growing in number and value, with the estimated value of these firms in the US now surpassing $10 trillion.** Robinhood Ventures Fund I (RVI) aims to expand access to this important and often closed-off part of the market.
Today’s filing is Robinhood’s latest effort to democratize access to private markets globally, building on our launch of private tokenized stocks in the EU earlier this year. Similar to private tokenized stocks in the EU, Robinhood Ventures Fund I (RVI) will serve as a vehicle for retail investors in the US to participate in private markets and gain exposure to companies while they are still private.
The Robinhood Ventures Fund I (RVI) investment program will focus on a concentrated portfolio of private companies at the frontiers of their respective industries. Robinhood Ventures Fund I (RVI) plans to hold investments for the long-term through IPO and beyond, and will seek to invest across a number of sectors.
The Form N-2 registration statement is subject to SEC review and the shares may not be sold until the registration statement is declared effective. We intend for the shares to be traded under the symbol RVI on the NYSE and retail investors will be able to buy and sell through brokerages like Robinhood Financial LLC.
Want to stay in the know? Customers can visit robinhood.com/ventures for answers to frequently asked questions and to sign up to receive ongoing updates about Robinhood Ventures Fund I (RVI). Interested in having your company join the fund? Send us a note at ventures@robinhood.com.
Disclosures:
*World Bank Group DataBank, available at Listed domestic companies, total - United States | Data (retrieved August 14, 2025).
** Federal Reserve, Federal Reserve Statistical Release: Financial Accounts of the United States, First Quarter 2025. Does not include limited liability companies and limited partnerships.
A registration statement relating to common stock of Robinhood Ventures Fund I (“RVI”) has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective. The information in the registration statement and this communication is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.
The offering of common stock of RVI will be made only by means of a prospectus forming part of the registration statement. Copies of the preliminary prospectus relating to the offering, when available, may be obtained from RVI by e-mailing corporate-legal-group@robinhood.com.
Investors are advised to carefully consider the investment objectives, risks and charges and expenses of RVI before investing. The prospectus, which will contain this and other information about RVI, should be read carefully before investing.

Forward-Looking Statements
This communication includes “forward looking statements,” including with respect to RVI’s proposed initial public offering and RVI’s current and prospective portfolio investments. These statements include statements about our ability to register the public offering of shares of RVI with the SEC, RVI’s investment objectives, RVI’s intent to hold a concentrated portfolio of private companies at the frontiers of their respective industries, RVI’s intent to hold these companies for the long term, whether any of RVI’s portfolio companies will themselves conduct an IPO, and other forward-looking statements. You can sometimes identify forward-looking statements through the use of words or phrases such as “will” or “expect” and similar words and expressions of the future. Forward-looking statements involve known and unknown risks, uncertainties and assumptions, including the risks outlined under “Risks” in the preliminary prospectus and elsewhere in RVI’s filings with the SEC, which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement. RVI and Robinhood have no obligation, and do not undertake any obligation, to update or revise any forward-looking statement made in this communication to reflect changes since the date of this communication, except as required by law.
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